FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 24, 2003

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On December 24, 2003, the Registrant issued a news release entitled "Checkers and Rally's Supply
Chain Not Linked to Mad Cow", a copy is being filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  CEO and President
Dated:  December 24, 2003




EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated December 24, 2003

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Brad Cohen
		Investor Relations
		Integrated Corporate Relations, Inc.
		203-222-9013, x238

		Kim Francis
		MARC Public Relations
		412-562-1186

Checkers and Rally's Supply Chain Not
Linked to Mad Cow

TAMPA, FL - December 24, 2003 - Checkers
Drive-In Restaurants, Inc., (NASDAQ: CHKR), the nation's largest double drive-thru chain, today said that its supply chain is not linked to a case of mad cow disease found at a farm in Washington state.

"The meat packer in question has no connection whatsoever to the Checkers(r) or Rally's(r) supply chain," said Kim Francis, spokesperson for Checkers Drive-In Restaurants, Inc. "All our products come from USDA approved vendors. We are confident the USDA is investigating this situation seriously and are taking all the appropriate steps to safeguard our country's beef supply."
100:
Except for historical information, this announcement contains "forward-looking" and "Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended,
Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities
Litigation Reform Act of 1995.